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                                                                   EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 333-18423) of Kennametal Inc. of our report dated June 28, 2002 relating to the financial statements of the Kennametal Thrift Plan, which appears in this Form 11-K for the year ended December 31, 2001.


                                                /s/ PricewaterhouseCoopers LLP
                                                ------------------------------
                                                PricewaterhouseCoopers LLP


Pittsburgh, Pennsylvania
June 28, 2002